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                                                                    EXHIBIT 10.2

                                 THIRD AMENDMENT
                                       TO
                                    AGREEMENT


         This Third Amendment to Agreement (this "Amendment") is made and entered into by and between HealthAxis Imaging Services, LLC, f/k/a Insurdata Imaging Services, L.L.C. ("HAIS"), The MEGA Life and Health Insurance Company ("MEGA") and Mid-West National Life Insurance Company of Tennessee ("Mid-West") (MEGA and Mid-West are herein referred to collectively as the "Companies"), to be effective as of the date specified herein.

         WHEREAS, HAIS and the Companies previously entered into that certain Agreement effective as of May 1, 1999, as previously amended by that certain First Amendment to Agreement effective January 1, 2000 and that certain Second Amendment to Agreement effective January 1, 2001 (collectively, the "Agreement") setting forth the terms and conditions pursuant to which HAIS provides to Companies certain healthcare claims data capture and related services as specified therein; and

         WHEREAS, the Agreement expires on December 31, 2001, and the parties now desire to renew and extend the Agreement as provided herein.

         NOW, THEREFOR, for and in consideration of the mutual covenants and agreements contained herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, HAIS and the Companies do hereby agree to amend the Agreement as follows:

         1. Pursuant to Section 2 of the Agreement, the parties hereby renew and extend the Agreement for a one (1) year term, which renewal term shall begin on January 1, 2002, and expire on December 31, 2002, unless further renewed and extended. The renewal and extension as provided for in this Amendment is subject to any required regulatory approval as provided for in
                  Section 2 of the Agreement.

         2. Subsection (b) of Paragraph 2. Terms and Renewability is amended by deletion in its entirety and replacement with the following language: (b) Notice Termination Provision. Either party may terminate this Agreement at anytime by giving written notice to the other party at least thirty (30) days in advance of the termination date.

         3. Paragraph 8.1, Pricing Schedule, of the Statement of Work (attached as Exhibit A to the Agreement) is amended by deletion of the following language: "A minimum monthly volume of 10,000 claim forms is required and will be billed for after the Acclimation period at the price of 5,000 weekly forms."

         4. Except as expressly amended as provided above, the Agreement shall continue in full force and effect in accordance with its terms.


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed this 5th day of March, 2002, to be effective as of January 1, 2002.



HEALTHAXIS IMAGING SERVICES, L.L.C.

By: /s/ MARK H. AIRHART
    -------------------------------
        Mark H. Airhart
        President



THE MEGA LIFE AND HEALTH INSURANCE COMPANY



By: /s/ PHILLIP J. MYHRA
    -------------------------------
        Phillip J. Myhra
        President



MID-WEST NATIONAL LIFE INSURANCE COMPANY OF TENNESSEE


By: /s/ PHILLIP J. MYHRA
    -------------------------------
        Phillip J. Myhra
        President



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